Financial Results and Supplemental Information SECOND QUARTER 2026 July 28, 2026 Exhibit 99.2

Q2 2026 2 Seven Hills Realty Trust Announces Second Quarter 2026 Results “Seven Hills generated Distributable Earnings of $0.23 per share during the quarter while continuing to deploy capital raised through our December rights offering. We originated three loans totaling approximately $75 million and closed an additional $24 million loan in July. We also received more than $85 million of repayment proceeds, including the full repayment of a $26.5 million office loan, further reducing our exposure to the sector. Our portfolio remains fully performing, with a risk rating of 2.9 and no realized losses to date. We ended the second quarter with $70 million of cash on hand and nearly $400 million of unused financing capacity. Supported by an active pipeline with several transactions in process, we remain focused on deploying capital into compelling lending opportunities while maintaining our disciplined investment approach and staying on plan to provide dividend coverage by year end.” Tom Lorenzini, President and Chief Investment Officer of SEVN Conference Call A conference call to discuss SEVN's second quarter 2026 results will be held on Wednesday, July 29, 2026 at 11:00 a.m. Eastern Time. The conference call telephone number is (866) 739-7850. Participants calling from outside the United States and Canada should dial (412) 317-6592. No pass code is necessary to access the call from either number. Participants should dial in about 15 minutes prior to the scheduled start of the call. A replay of the conference call will be available through 11:59 p.m. Eastern Time on Wednesday, August 5, 2026. To access the replay, dial (855) 669-9658. The replay pass code is 3705292. A live audio webcast of the conference call will also be available in a listen only mode on SEVN's website, at www.sevnreit.com. The archived webcast will be available for replay on SEVN's website after the call. The transcription, recording and retransmission of SEVN's second quarter conference call in any way are strictly prohibited without the prior written consent of SEVN. Distributions On July 9, 2026, SEVN declared a quarterly distribution of $0.28 per common share, or approximately $6.3 million, to shareholders of record on July 20, 2026. SEVN expects to pay this distribution on or about August 13, 2026. About Seven Hills Realty Trust Seven Hills Realty Trust (Nasdaq: SEVN), or SEVN, we, our or us, is a real estate investment trust, or REIT, that originates and invests in first mortgage loans secured by middle market transitional commercial real estate. SEVN is managed by Tremont Realty Capital, an affiliate of The RMR Group (Nasdaq: RMR), a leading U.S. alternative asset management company with over $37 billion in assets under management and 40 years of institutional experience in buying, selling, financing and operating commercial real estate. For more information about SEVN, please visit www.sevnreit.com. Newton, MA (July 28, 2026). Seven Hills Realty Trust (Nasdaq: SEVN) today announced its financial results for the quarter and six months ended June 30, 2026.

Q2 2026 3 Company Snapshot Strong Loan Portfolio Conservative Leverage Integrated with RMR Real Estate Platform $765 million 27 floating rate first mortgage loan commitments 1.5x Debt to equity ratio ~20% Ownership of SEVN $28 million Average loan commitment $865 million Maximum facility size ~$37 billion of Gross AUM 67% Weighted average LTV $393 million Unused financing capacity ~800 CRE professionals 7.7% Weighted average All In Yield $70 million Cash on hand ~1,800 Properties managed across the U.S. 100% floating rate first mortgage loan portfolio secured by properties with diversification by property type and geography and owned by high quality sponsors. All but one loan are subject to an interest rate floor, providing SEVN earnings downside protection. Conservative leverage levels and ample cash on hand provide SEVN with liquidity to continue to originate accretive loans that meet our disciplined underwriting criteria. SEVN is managed by Tremont Realty Capital, a wholly owned subsidiary of RMR, providing a depth of market knowledge and an extensive network of real estate owners, operators, sponsors and financial institutions. (As of June 30, 2026, unless otherwise noted)

Q2 2026 4 Financial Results • Generated a net loss of $0.9 million, or $0.04 per diluted share. • Generated Distributable Earnings of $5.1 million, or $0.23 per diluted share. Investment Activity • Originated three loans with aggregate total commitments of $75.0 million. • Received $85.2 million in repayment proceeds: ◦ Full repayment of a $54.7 million loan secured by a multifamily property in Olmsted Falls, OH. ◦ Full repayment of a $26.5 million loan secured by an office property in Downers Grove, IL. ◦ $4.0 million partial repayment in conjunction with a one year loan extension on a $37.0 million loan secured by a hotel in Revere, MA. • Net activity during the quarter reduced office exposure from 23% to 19% as of June 30, 2026. • Subsequent to quarter end, originated a $24.3 million loan secured by a retail property in Park City, UT. Portfolio • Weighted average coupon of S + 3.54% and All In Yield of S + 3.94%. • Weighted average risk rating of 2.9 and an allowance for credit losses representing 1.9% of total loan commitments. • No realized losses as of quarter ended June 30, 2026. Liquidity & Capitalization • Cash on hand of $70.0 million and unused financing capacity of $393.3 million under our Secured Financing Facilities. • Weighted average coupon of S + 2.15% on borrowings under our Secured Financing Facilities. Second Quarter 2026 Highlights (As of and for the three months ended June 30, 2026, unless otherwise noted) Please refer to Non-GAAP Financial Measures and Other Measures and Definitions within the Appendix for terms used throughout this document. All amounts in this presentation are unaudited.

Q2 2026 5 New Loan Investment Activity Collateral Type Location Self Storage Philadelphia, PA Multifamily Roswell, GA Medical Office Sugar Land, TX Retail Park City, UT Origination Date May 2026 May 2026 June 2026 July 2026 Commitment $16.0 million $36.3 million $22.7 million $24.3 million Initial Maturity Date May 2029 May 2029 June 2029 July 2029 Coupon Rate S + 4.00% S + 3.35% S + 3.60% S + 3.25%

Q2 2026 6 Second Quarter 2026 Financial Summary Income Statement Three Months Ended June 30, 2026 Income from loan investments, net $ 7,507 Revenue from real estate owned 618 Other expenses (4,069) Provision for credit losses (4,923) Net loss $ (867) Weighted average common shares outstanding - basic and diluted 22,419 Net loss per common share - basic and diluted $ (0.04) Distributable Earnings (1) $ 5,052 Distributable Earnings per common share - basic and diluted (1) $ 0.23 Quarterly distribution per common share $ 0.28 Quarterly distributable earnings payout ratio 122% Balance Sheet June 30, 2026 Loans held for investment, net $ 705,230 Real estate owned, net 10,792 Cash and cash equivalents 69,975 Other assets 9,126 Total assets $ 795,123 Secured financing facilities, net $ 470,334 Other liabilities 4,116 Total liabilities $ 474,450 Total shareholders' equity $ 320,673 Total outstanding common shares 22,665 Book value per common share $ 14.15 Adjusted book value (1) $ 335,310 Adjusted book value per common share (1) $ 14.79 (amounts in thousands, except per share data) (1) See appendix for definitions and reconciliations of non-GAAP measures.

Q2 2026 7 Income from Loan Investments, Net - Interest Rate Trends 4.36% 7.23% 7.21% 6.30% 5.81% 1.74% 1.09% 1.04% 1.44% 1.86% Coupon Rate - Secured Financing (left axis) Coupon Rate - Investments (left axis) Originations - Net Interest Margin (right axis) 2022 2023 2024 2025 2026 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% —% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% (1) Represents the weighted average coupon rate for SEVN's Secured Financing Facilities during the respective period. (2) Represents the weighted average coupon rate for SEVN's portfolio of investment loans during the respective period. (3) Represents the weighted average net interest margin for originations and acquisitions during the respective period. Average Advance Rate 73.9% 72.4% 68.7% 71.0% 70.8% 6.12% 9.00% 8.84% 7.86%1.77% 1.63% 1.56% (1) (2) 1.76% 7.37% 1.56% (3) Driving Net Interest Margin through selective originations.

Q2 2026 8 $732.0 $732.0 $804.0 $722.3 $722.3 $72.0 $3.5 ($85.2)$44.0 $3.0 ($0.5) $43.0 Q1 2026 Loan Portfolio Originations Fundings Repayments Q2 2026 Loan Portfolio Second Quarter 2026 Loan Portfolio Activity (dollars in millions) Total Loan Commitments (dollars in thousands) Second Quarter Originations As of June 30, 2026 Number of loans 3 27 Average loan commitment $24,987 $28,346 Total loan commitments $74,960 $765,343 Unfunded loan commitments $3,020 $43,018 Principal balance $71,940 $722,325 Weighted average coupon rate 7.19% 7.29% Weighted average All In Yield 7.85% 7.69% Weighted average Maximum Maturity 4.9 2.9 Weighted average LTV 71% 67% Weighted average floor 3.07% 2.96% Weighted average risk rating 3.0 2.9 Principal Balance Loan Portfolio Summary Unfunded Commitments $776.0 $765.3

Q2 2026 9 Retail South 40% East 33% West 24% Midwest 3% Office 19% Student Housing 17% Hotel 16% Industrial 16% Multifamily 9% Self Storage 9% Other 7% Medical Office 7% Geographic Region (1) Property Type (1) (dollars in millions) Loan Portfolio Investment Activity and Diversity $40.8 $34.5 $89.4 $58.1 $72.0 $5.2 $11.9 $9.4 $3.0 $46.0 $101.3 $67.5 $75.0 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Total Loan Commitments Principal Balance Loan Originations by Quarter Unfunded Commitments Loan Count 2 1 3 3 3 $34.5 $- (1) Based on principal balance of loans held for investment as of June 30, 2026.

Q2 2026 10 24% 13% 20% 29% 14% 30% - 60% 61% - 65% 66% - 70% 71% - 75% 76% - 80% Loan to Value (1) % of Portfolio Loan Portfolio Credit Quality 10% 9% 59% 22% —% Lower Risk (1) Average Risk (2) Acceptable Risk (3) Higher Risk (4) Impaired/Loss Likely (5) Risk Rating Distribution (1) % of Portfolio Weighted Average LTV: 67% Weighted Average Risk Rating: 2.9 Loan Count 6 4 5 8 4 Loan Count 2 2 18 5 0 (1) Percentage of portfolio based on principal balance of loans held for investment as of June 30, 2026.

Q2 2026 11 Retail Office Risk Rating 3 3% Office Risk Rating 4 16% Other Property Types 81% Office Loans (1) Total Loan Portfolio • No office loans in urban or CBD markets in our portfolio. • As of June 30, 2026, all of our borrowers had paid their debt service obligations owed and due to us. Risk Rating 3 17% of office $23.5 million principal balance / Class B / Downers Grove, IL • Leased occupancy of 93% and a WALT of 5.2 years. • Pending maturity December 2026. Risk Rating 4 83% of office $44.2 million principal balance / Class B / suburban Dallas, TX • Leased occupancy of 77% and a WALT of 4.1 years. • Pending maturity August 2026. $26.6 million principal balance / Class B / Plano, TX • Leased occupancy of 80% and a WALT of 3.1 years. • In July 2026, extended the maturity date by two years to July 2028. $24.5 million principal balance / Class A / Carlsbad, CA • Leased occupancy of 94% and a WALT of 3.5 years. • Demonstrated commitment from sponsor, with $1.1 million of additional equity contributions to date. • Pending maturity October 2026. $20.8 million principal balance / Class B / Bellevue, WA • Leased occupancy of 83% and a WALT of 5.9 years. • Demonstrated commitment from sponsor, with $1.6 million of additional equity contributions to date. • Maturity April 2028. Office Risk Rating Distribution (1) Percentage of portfolio and office risk rating distribution based on principal balance of loans held for investment as of June 30, 2026.

Q2 2026 12 Secured Financing Facilities (As of June 30, 2026) UBS Citibank BMO Wells Fargo Total/Weighted Average (dollars in thousands) Maximum facility size $ 250,000 $ 215,000 $ 150,000 $ 250,000 $ 865,000 Principal balance $ 134,692 $ 135,715 $ 85,032 $ 116,305 $ 471,744 Unused capacity $ 115,308 $ 79,285 $ 64,968 $ 133,695 $ 393,256 Weighted average coupon rate 6.22% 5.71% 5.64% 5.43% 5.78% Weighted average advance rate 68.9% 67.7% 74.0% 74.8% 70.8% Weighted average remaining maturity (years) (1) 0.9 0.2 1.0 1.5 0.9 Collateral: Number of loans 7 7 4 7 25 Principal balance $ 195,585 $ 200,410 $ 114,925 $ 155,465 $ 666,385 (1) The weighted average remaining maturity of our Master Repurchase Facilities is determined using the earlier of the underlying loan investment maturity date and the respective repurchase agreement maturity date. The weighted average remaining maturity of the BMO Facility is determined using the underlying loan investment maturity date.

Q2 2026 13 Appendix

Q2 2026 14 Management Our manager, Tremont, is registered with the Securities and Exchange Commission, or SEC, as an investment adviser and is owned by The RMR Group. The RMR Group is a leading U.S. alternative asset management company, unique for its focus on commercial real estate (CRE) and related businesses. As of June 30, 2026, RMR had over $37 billion in assets under management and 40 years of institutional experience in buying, selling, financing and operating commercial real estate. We believe Tremont’s relationship with RMR provides us with a depth of market knowledge that may allow us to identify high quality investment opportunities and to evaluate them more thoroughly than many of our competitors, including other commercial mortgage REITs. We also believe RMR’s broad platform provides us with access to RMR’s extensive network of real estate owners, operators, intermediaries, sponsors, financial institutions and other real estate related professionals and businesses with which RMR has historical relationships. We also believe that Tremont provides us with significant experience and expertise in investing in middle market transitional CRE. Company Profile, Governance and Research Coverage APPENDIX SEVN is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SEVN’s performance made by these analysts do not represent opinions, estimates or forecasts of SEVN or its management. SEVN does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts. Board of Trustees Ann M. Danner Barbara D. Gilmore William A. Lamkin Independent Trustee Independent Trustee Independent Trustee Joseph L. Morea Mark A. Talley Lead Independent Trustee Independent Trustee Matthew P. Jordan Adam D. Portnoy Managing Trustee Chair of the Board & Managing Trustee Executive Officers Thomas J. Lorenzini Jared R. Lewis President and Chief Investment Officer Vice President Matthew C. Brown Chief Financial Officer and Treasurer Contact Information Investor Relations Inquiries Seven Hills Realty Trust Financial, investor and media inquiries Two Newton Place should be directed to: 255 Washington Street, Suite 300 Matt Murphy, Manager, Newton, MA 02458.1634 Investor Relations at (617) 796-8253 or (617) 796-8253 ir@sevnreit.com ir@sevnreit.com www.sevnreit.com Equity Research Coverage Citizens Ladenburg Thalmann Chris Muller, christopher.muller@equities.citizensbank.com Christopher Nolan, cnolan@ladenburg.com (212) 906-3559 (212) 409-2068 Jones Trading Institutional Services, LLC UBS Jason Weaver, jweaver@jonestrading.com Marissa Lobo, marissa.lobo@ubs.com (646) 454-2710 (212) 713-3922 Lucid Capital Markets Craig Kucera, ckucera@lucidcm.com (703) 862-5249

Q2 2026 15 First mortgage loans as of June 30, 2026: # Location Property Type Origination Date Committed Principal Amount Principal Balance Coupon Rate All in Yield Maturity Date Maximum Maturity Date LTV Risk Rating 1 Passaic, NJ Industrial 09/08/2022 $ 47,000 $ 45,260 S + 3.85% S + 4.42% 09/08/2026 09/08/2027 69% 4 2 Dallas, TX Office 08/25/2021 46,811 44,217 S + 3.25% S + 3.27% 08/25/2026 08/25/2026 72% 4 3 Boston, MA Hotel 12/16/2024 45,000 39,800 S + 3.95% S + 4.39% 12/16/2027 12/16/2029 49% 3 4 Oxford, MS Student Housing 11/26/2024 42,000 42,000 S + 2.95% S + 3.35% 11/26/2027 11/26/2029 75% 1 5 College Park, MD Student Housing 11/12/2025 37,320 30,675 S + 2.95% S + 3.42% 11/12/2028 11/12/2030 43% 3 6 Roswell, GA Multifamily 05/29/2026 36,310 34,440 S + 3.35% S + 4.16% 05/29/2029 05/29/2031 79% 3 7 New York, NY Mixed Use 09/05/2025 34,500 34,500 S + 3.20% S + 4.02% 09/05/2027 09/05/2030 70% 2 8 Revere, MA Hotel 07/01/2024 33,000 33,000 S + 3.95% S + 4.27% 07/01/2027 07/01/2029 73% 3 9 San Marcos, TX Student Housing 01/14/2025 31,200 29,270 S + 3.25% S + 3.66% 01/14/2028 01/14/2030 62% 2 10 Atlanta, GA Medical Office 02/05/2026 30,500 25,888 S + 3.95% S + 4.41% 02/05/2029 02/05/2031 66% 3 11 Anaheim, CA Hotel 11/29/2023 29,000 29,000 S + 4.00% S + 4.05% 11/29/2026 11/29/2028 55% 1 12 San Antonio, TX Industrial 06/13/2025 28,000 22,800 S + 3.40% S + 3.88% 06/13/2028 06/13/2030 62% 3 13 Plano, TX (1) Office 07/01/2021 27,385 26,569 S + 3.75% S + 3.76% 07/01/2026 07/01/2026 78% 4 14 Wayne, PA Industrial 07/18/2024 27,000 25,252 S + 4.25% S + 4.72% 07/18/2027 07/18/2029 62% 3 Loan Investment Details APPENDIX (dollars in thousands) (1) In July 2026, the maturity date of this loan was extended by two years to July 1, 2028.

Q2 2026 16 First mortgage loans as of June 30, 2026: # Location Property Type Origination Date Committed Principal Amount Principal Balance Coupon Rate All in Yield Maturity Date Maximum Maturity Date LTV Risk Rating 15 Fayetteville, GA Self Storage 10/06/2023 25,250 25,250 S + 3.35% S + 3.73% 10/06/2026 10/06/2028 55% 3 16 Carlsbad, CA Office 10/27/2021 24,750 24,464 S + 3.25% S + 3.26% 10/27/2026 10/27/2026 78% 4 17 Los Angeles, CA Self Storage 06/28/2024 23,800 23,307 S + 3.40% S + 3.81% 06/28/2027 06/28/2029 58% 3 18 Downers Grove, IL Office 12/09/2021 23,530 23,530 S + 4.25% S + 4.51% 12/09/2026 12/09/2026 72% 3 19 Sugar Land, TX Medical Office 06/05/2026 22,650 21,500 S + 3.60% S + 4.21% 06/05/2029 06/05/2031 60% 3 20 Fontana, CA Industrial 11/18/2022 22,080 20,470 S + 3.75% S + 4.03% 11/18/2026 11/18/2027 72% 3 21 Bellevue, WA Office 11/05/2021 21,000 20,817 S + 2.85% S + 2.85% 04/07/2028 04/07/2029 68% 4 22 Palm Desert, CA Retail 02/25/2026 19,500 15,190 S + 3.60% S + 4.12% 02/25/2029 02/25/2031 72% 3 23 Waco, TX Student Housing 03/06/2025 18,500 18,500 S + 3.35% S + 3.75% 03/06/2028 03/06/2030 73% 3 24 Boise, ID Multifamily 06/26/2025 18,000 18,000 S + 3.50% S + 4.28% 06/26/2028 06/26/2030 79% 3 25 Newport News, VA Multifamily 04/25/2024 17,757 15,126 S + 3.15% S + 3.85% 04/25/2027 04/25/2029 71% 3 26 Scottsdale, AZ Hotel 03/06/2026 17,500 17,500 S + 3.85% S + 4.44% 03/06/2029 03/06/2031 63% 3 27 Philadelphia, PA Self Storage 05/07/2026 16,000 16,000 S + 4.00% S + 4.41% 05/07/2029 05/07/2031 70% 3 Total/weighted average $ 765,343 $ 722,325 S + 3.54% S + 3.94% 67% 2.9 Loan Investment Details (Continued) (dollars in thousands) APPENDIX

Q2 2026 17 Interest Rate Changes $0.06 $0.02 $— $(0.01) $— $0.01 $0.03 $0.05 $0.08 -100 bps -75 bps -50 bps -25 bps 0 bps +25 bps +50 bps +75 bps +100 bps $(0.02) $0.00 $0.02 $0.04 $0.06 $0.08 $0.10 Interest Rate Sensitivity Annualized Impact to Net Interest Income per Share • Weighted average interest rate floor of 2.96%. All but one of our loan agreements contain floor provisions, ranging from 0.25% to 4.34%. • Six of our loans currently have active interest rate floors, providing annualized earnings protection of $0.03 per share. • No interest rate floors on advances under our Secured Financing Facilities. (As of June 30, 2026) APPENDIX Number of Loans Subject to Floor 23 22 11 8 6 6 2 0 0 The above table illustrates the incremental impact on our annual income from investments, net, from hypothetical immediate changes in SOFR, taking into consideration our borrowers’ interest rate floors as of June 30, 2026. The results in the table above are based on our loan portfolio and debt outstanding as of June 30, 2026 and weighted average common shares outstanding - basic and diluted for three months ended June 30, 2026. Any changes to the mix of our investments or debt outstanding could impact the interest rate sensitivity analysis. This illustration is not meant to forecast future results.

Q2 2026 18 Financial Summary June 30, December 31, 2026 2025 ASSETS Cash and cash equivalents $ 69,975 $ 123,471 Loans held for investment 719,634 685,707 Allowance for credit losses (14,404) (8,799) Loans held for investment, net 705,230 676,908 Real estate owned, net 10,792 10,986 Acquired real estate leases, net 2,526 2,772 Accrued interest receivable 3,131 3,186 Prepaid expenses and other assets, net 3,469 3,533 Total assets $ 795,123 $ 820,856 LIABILITIES AND SHAREHOLDERS' EQUITY Accounts payable, accrued liabilities and other liabilities $ 2,698 $ 3,305 Secured financing facilities, net 470,334 487,657 Due to related persons 1,418 1,243 Total liabilities 474,450 492,205 Commitments and contingencies Shareholders' equity: Common shares of beneficial interest, $0.001 par value per share; 25,000,000 shares authorized; 22,665,251 and 22,584,285 shares issued and outstanding, respectively 23 23 Additional paid in capital 304,349 303,191 Cumulative net income 108,432 104,914 Cumulative distributions (92,131) (79,477) Total shareholders' equity 320,673 328,651 Total liabilities and shareholders' equity $ 795,123 $ 820,856 Condensed Consolidated Balance Sheets (dollars in thousands, except per share data) APPENDIX

Q2 2026 19 Condensed Consolidated Statements of Operations Three Months Ended June 30, Six Months Ended June 30,     2026 2025 2026 2025 INCOME FROM INVESTMENTS:       Interest and related income  $ 14,678 $ 14,359 $ 29,517 $ 28,681 Less: interest and related expenses   (7,171) (7,524) (14,353) (14,961) Income from loan investments, net 7,507 6,835 15,164 13,720 Revenue from real estate owned   618 558 1,300 1,267 Total revenue 8,125 7,393 16,464 14,987 OTHER EXPENSES: Base management fees 1,299 1,076 2,604 2,155 Incentive fees 91 229 91 247 General and administrative expenses (1)   1,562 1,381 2,448 2,344 Reimbursement of shared services expenses 574 551 1,148 1,101 Provision for credit losses 4,923 912 5,526 759 Expenses from real estate owned   554 569 1,134 1,163 Total other expenses   9,003 4,718 12,951 7,769 Income before income taxes (878) 2,675 3,513 7,218 Income tax benefit (expense) 11 3 5 (8) Net (loss) income  $ (867) $ 2,678 $ 3,518 $ 7,210   Weighted average common shares outstanding - basic and diluted   22,419 14,785 22,408 14,771   Net (loss) income per common share - basic and diluted  $ (0.04) $ 0.18 $ 0.15 $ 0.48 (amounts in thousands, except per share data) APPENDIX (1) Increase reflects non-cash equity compensation expense to SEVN's Board of Trustees during the three months ended June 30, 2026.

Q2 2026 20 Three Months Ended June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 Distributable Earnings Net (loss) income $ (867) $ 4,385 $ 4,794 $ 3,430 $ 2,678 Non-cash equity compensation expense 891 207 216 487 677 Non-cash accretion of purchase discount (188) (145) (37) — — Provision for (reversal of) credit losses 4,923 603 (593) 37 912 Depreciation and amortization of real estate owned 253 253 247 278 269 Exit fees collected on acquired loans 40 — — — — Distributable Earnings $ 5,052 $ 5,303 $ 4,627 $ 4,232 $ 4,536 Weighted average common shares outstanding - basic and diluted 22,419 22,398 16,578 14,826 14,785 Distributable Earnings per common share - basic and diluted $ 0.23 $ 0.24 $ 0.28 $ 0.29 $ 0.31 As of June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 Adjusted Book Value Shareholders' equity $ 320,673 $ 326,982 $ 328,651 $ 266,481 $ 267,020 Allowance for credit losses (1) 14,637 9,714 9,111 9,704 9,667 Adjusted Book Value $ 335,310 $ 336,696 $ — $ 337,762 $ 276,185 $ 276,687 Total outstanding common shares 22,665 22,596 22,584 15,069 14,944 Book value per common share $ 14.15 $ 14.47 $ 14.55 $ 17.68 $ 17.87 Adjusted Book Value per common share $ 14.79 $ 14.90 $ 14.96 $ 18.33 $ 18.51 Non-GAAP Financial Measures (amounts in thousands, except per share data) APPENDIX (1) Amounts include our allowance for credit losses for our loan portfolio and our unfunded commitments. The allowance for credit losses for our unfunded commitments is included in accounts payable, accrued liabilities and other liabilities in our consolidated balance sheets.

Q2 2026 21 We present Distributable Earnings, Distributable Earnings per common share, Adjusted Book Value and Adjusted Book Value per common share, which are considered “non-GAAP financial measures” within the meaning of the applicable SEC rules. These non-GAAP financial measures do not represent book value, book value per common share, net (loss) income, net (loss) income per common share or cash generated from operating activities and should not be considered as alternatives to book value, book value per common share, net (loss) income or net (loss) income per common share determined in accordance with GAAP or as an indication of our cash flows from operations determined in accordance with GAAP, a measure of our capital adequacy, liquidity or operating performance or an indication of funds available for our cash needs. In addition, our methodologies for calculating these non- GAAP financial measures may differ from the methodologies employed by other companies to calculate the same or similar supplemental capital adequacy or performance measures; therefore, our reported Adjusted Book Value, Adjusted Book Value per common share, Distributable Earnings and Distributable Earnings per common share may not be comparable to adjusted book value, adjusted book value per common share, distributable earnings and distributable earnings per common share as reported by other companies. We believe that Adjusted Book Value and Adjusted Book Value per common share are meaningful measures of our capital adequacy because they exclude the impact of certain non- cash estimates or adjustments, including our allowance for credit losses for our loan portfolio and unfunded loan commitments. Adjusted Book Value per common share does not represent book value per common share or alternative measures determined in accordance with GAAP. In order to maintain our qualification for taxation as a REIT, we are generally required to distribute substantially all of our taxable income, subject to certain adjustments, to our shareholders. We believe that one of the factors that investors consider important in deciding whether to buy or sell securities of a REIT is its distribution rate. Over time, Distributable Earnings and Distributable Earnings per common share may be useful indicators of distributions to our shareholders and are measures that are considered by our Board of Trustees when determining the amount of distributions. We believe that Distributable Earnings and Distributable Earnings per common share provide meaningful information to consider in addition to net (loss) income, net (loss) income per common share and cash flows from operating activities determined in accordance with GAAP. These measures help us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current loan portfolio and operations. In addition, Distributable Earnings, excluding incentive fees, is used in determining the amount of base management and management incentive fees payable by us to Tremont under our management agreement. Distributable Earnings: We calculate Distributable Earnings and Distributable Earnings per common share as net (loss) income and net (loss) income per common share, respectively, computed in accordance with GAAP, including realized losses not otherwise included in net (loss) income determined in accordance with GAAP, and excluding: (a) depreciation and amortization of real estate owned and related intangible assets, if any; (b) non-cash equity compensation expense; (c) unrealized gains, losses and other similar non-cash items that are included in net (loss) income for the period of the calculation (regardless of whether such items are included in or deducted from net (loss) income or in other comprehensive income under GAAP), if any; and (d) one-time events pursuant to changes in GAAP and certain non-cash items, if any. Distributable Earnings are reduced for realized losses on loan investments when amounts are deemed uncollectable. This is generally at the time a loan is repaid, or in the case of foreclosure, when the underlying asset is sold, but may also be when, in our determination, it is nearly certain that all amounts due will not be collected. The realized loss amount reflected in Distributable Earnings will equal the difference between the cash received or expected to be received and the carrying value of the asset. Non-GAAP Financial Measures (Continued) APPENDIX

Q2 2026 22 All In Yield: All In Yield represents the yield on a loan, including amortization of deferred fees over the initial term of the loan and excluding any purchase discount accretion. BMO Facility: Amounts advanced under the facility loan agreement and security agreement with BMO Harris Bank N.A., or BMO, are pursuant to separate facility loan agreements that we refer to as the BMO Facility. CBD: The central business district, or CBD, is the center of business and economic activity in major markets of the United States. GAAP: GAAP refers to generally accepted accounting principles. Gross AUM: Gross AUM refers to gross assets under management. LTV: Loan to value ratio, or LTV, represents the initial loan amount divided by the underwritten in-place value of the underlying collateral at closing. Master Repurchase Facilities: Collectively, we refer to the master repurchase facilities with UBS AG, or UBS, Citibank, N.A., or Citibank, and Wells Fargo, National Association, or Wells Fargo, as our Master Repurchase Facilities. Maximum Maturity: Maximum Maturity assumes all borrower loan extension options have been exercised, which options are subject to the borrower meeting certain conditions. Net Interest Margin: Net interest margin refers to the difference between the interest rate margin of an investment loan and the interest rate margin under the respective Secured Financing Facility for that loan. Secured Financing Facilities: Collectively, we refer to the Master Repurchase Facilities and our BMO Facility as our Secured Financing Facilities. SOFR: SOFR refers to the Secured Overnight Financing Rate. WALT: WALT refers to weighted average lease term. Other Measures and Definitions APPENDIX

Q2 2026 23 This presentation contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. These statements include words such as “believe”, “could”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “would”, “should”, “may” and negatives or derivatives of these or similar expressions. These forward- looking statements include, among others, statements about: SEVN's investment portfolio and loan investment performance; the quality of the sponsors of SEVN's borrowers; SEVN's office sector exposure; SEVN's future lending activity and opportunities; SEVN's liquidity and leverage levels and capacity; the ability of SEVN to capitalize on opportunities; SEVN's ability to achieve its investment objectives and generate attractive returns for its shareholders; the benefits and opportunities SEVN believes that Tremont's relationship with RMR provide to SEVN; and the amount and timing of future distributions. Forward-looking statements reflect SEVN's current expectations, are based on judgments and assumptions, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause SEVN's actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in any forward-looking statements. Some of the risks, uncertainties and other factors that may cause SEVN's actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: SEVN's ability to execute its business strategy and compete in the CRE lending market; the ability of SEVN's manager, Tremont Realty Capital LLC, or Tremont, to make suitable investments for it, including through the deployment of capital from SEVN's equity rights offering completed in December 2025, to monitor, service and administer SEVN's existing investments and to otherwise implement its investment strategy and successfully manage SEVN; SEVN's borrowers’ ability to successfully execute their business plans, including SEVN's borrowers' ability to manage and stabilize properties; SEVN's ability to diversify its investment portfolio based on industry and market conditions and whether the diversity and other characteristics of SEVN's loan portfolio will benefit it to the extent it expects; the impact of inflation, geopolitical instability and tension, interest rate fluctuations, new trade policies, tariffs and economic recession or downturn, and market trends (such as reduced demand for office or retail space) on the CRE industry generally and specific CRE sectors applicable to SEVN's investments and lending markets, as well as on its borrowers; fluctuations in interest rates and credit spreads may reduce the returns SEVN may receive on its investments and increase its borrowing costs; fluctuations in and overall market demand for CRE debt and the volume of available opportunities in the CRE debt market, including the middle market; volatility in the capital markets; SEVN's ability to utilize its existing Secured Financing Facilities and to obtain additional capital to enable it to attain its target leverage, to make additional investments and to increase its potential returns and the cost of obtaining any additional capital; SEVN's ability to pay distributions to its shareholders and sustain or increase the amount of such distributions; the amount and timing of cash flows SEVN receives from its investments; SEVN's ability to maintain and improve a favorable net interest spread between the interest it earns on its investments and the interest SEVN pays on its borrowings; the extent to which SEVN earns and receives origination, extension, exit, prepayment or other fees from its investments; yields that may be available to SEVN from mortgages on middle market transitional CRE; the duration and other terms of SEVN's loan agreements with borrowers and its ability to match its loan investments with its repurchase lending arrangements; the credit qualities of SEVN's borrowers; defaults by SEVN's borrowers and the ability and willingness of its borrowers to repay its investments in a timely manner or at all; the extent to which SEVN's borrowers' sponsors provide support to its borrowers or SEVN regarding its loans; SEVN's ability to maintain its exemption from registration under the Investment Company Act of 1940, as amended; events giving rise to increases in SEVN's credit loss reserves; the ability of Tremont to arrange for the successful management of property SEVN owns as a result of foreclosure of loans secured by such property and SEVN's ability to sell those CRE properties at prices that allow SEVN to recover amounts it invested; changes in the availability, sourcing and structuring of CRE lending; compliance with, and changes to, U.S. federal, state or local laws or regulations, accounting rules, tax laws or similar matters; limitations imposed on SEVN's business and its ability to satisfy complex rules in order for SEVN to maintain its qualification for taxation as REIT for U.S. federal income tax purposes; actual and potential conflicts of interest with SEVN's related parties, including its Managing Trustees, Tremont, The RMR Group LLC, or RMR, and others affiliated with them; acts of terrorism, outbreaks of pandemics, or other public health safety events or conditions, war or other hostilities, global climate change or other manmade or natural disasters beyond SEVN's control; and other matters. These risks, uncertainties and other factors are not exhaustive and should be read in conjunction with other cautionary statements that are included in SEVN's periodic filings. The information contained in SEVN's filings with the SEC including under the caption “Risk Factors” in its periodic reports, or incorporated therein, identifies other important factors that could cause differences from the forward- looking statements in this presentation. SEVN's filings with the SEC are available on its website and at www.sec.gov. You should not place undue reliance on forward-looking statements. Except as required by law, SEVN does not intend to update or change any forward-looking statements, as a result of new information, future events or otherwise. Warning Concerning Forward-Looking Statements